SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 4, 2001
                               (September 5, 2001)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                0-10592                                          14-1630287
   (Commission File Number)             (IRS Employer Identification No.)


5 Sarnowski Drive, Glenville, New York  12302
           (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:  (518) 377-3311

TrustCo Bank Corp NY


Item 5. Other Events

        A press release was issued on September 4, 2001, declaring TrustCo Bank Corp NY ranked in the top 10% of Dividend Achievers in the Nation. Attached is the press release labeled as exhibit 99(a).




Item 7  (c) Exhibits


Reg S-K Exhibit No.     Description
99(a)                   Press release dated September 4, 2001
                        declaring TrustCo Bank Corp NY ranked in the top 10% of dividend achievers in the nation.




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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 5, 2001

                                        TrustCo Bank Corp NY
                                        (Registrant)


                                        By:/s/ Robert T. Cushing
                                           Robert T. Cushing
                                           Vice President and
                                           Chief Financial Officer






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

Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                    Page
__________________      ____________________________         __________
99(a)                   Press release dated September 4,                5-6
                        2001,   declaring TrustCo Bank Corp
                        NY ranked in top 10% of dividend
                        achievers in the nation.









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

                                                                  Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                     News Release
________________________________________________________________________________
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                                        NASDAQ  TRST
               Trustco Savings

               Robert M. Leonard
               Vice President
               518-381-3693

                           TRUSTCO BANK CORP NY RANKED
                   IN TOP 10% OF DIVIDEND ACHIEVERS IN NATION


FOR IMMEDIATE RELEASE:   Glenville, New York - September 4, 2001

     TrustCo Bank Corp NY (TrustCo), which has 57 branches in the Capital Region of New York State was ranked 30th out of 289 companies in the 2001 Edition of Mergent's Dividend Achievers. This publication, which has been produced since 1979, reviews over 11,000 U.S.-based companies that must meet rigorous selection criteria in order to be included in this select group of companies. TrustCo's ten-year average annual compound increase in dividends during the period of 1990 through 2000 was 19.19%.

     Robert A. McCormick, Chairman, President, and Chief Executive Officer of TrustCo remarked, ?When you consider the ongoing market volatility which has left many investors in search of safety and security, being a dividend achiever in the top 10% of companies that reward their shareholders is particularly gratifying.

     TrustCo Bank Corp NY is a two-bank holding company headquartered in Glenville, New York. The Company's principal subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 38 drive windows and 50 Automatic Teller Machines throughout their market area. The Company services 10 counties with a broad range of community banking services.

     Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express forward-looking statements. Those forward-looking statements may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking


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

     statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward- looking statements.

     TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.


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